UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: November 3, 2014

Actua Corporation

(formerly ICG Group, Inc.)

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 East Lancaster Avenue, Suite 640, Radnor, PA 19087

(Address of Principal Executive Offices) (Zip Code)

(610) 727-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed by Actua Corporation (“Actua”) as an amendment (“Amendment No. 2”) to the Current Report on Form 8-K/A originally filed on January 20, 2015 (“Amendment No. 1”) for the purpose of correcting the date of the consent of EisnerAmper LLP, which served as Exhibit 23.1 to Amendment No. 1. No other changes have been made in this Amendment No. 2, including to the audited, unaudited and pro forma financial statements included in Amendment No. 1.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this Amendment No. 2:

Exhibit No.	Description

23.1	Consent of EisnerAmper LLP (filed herewith).

99.1	Audited consolidated financial statements of Folio Dymanics Holdings, Inc. and Subsidiaries as of and for the year ended December 31, 2013 and accompanying Report of EisnerAmper LLP (incorporated by reference to Exhibit 99.1 to Actua’s Current Report on Form 8-K/A filed on January 20, 2015 (File No. 001-16249)).

99.2	Unaudited consolidated financial statements of Folio Dymanics Holdings, Inc. and Subsidiaries as of June 30, 2014 and for the six months ended June 30, 2014 and 2013 (incorporated by reference to Exhibit 99.2 to Actua’s Current Report on Form 8-K/A filed on January 20, 2015 (File No. 001-16249)).

99.3	Unaudited pro forma combined financial statements and explanatory notes for Actua Corporation as of June 30, 2014, for the six months ended June 30, 2014 and for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.3 to Actua’s Current Report on Form 8-K/A filed on January 20, 2015 (File No. 001-16249)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACTUA CORPORATION

Date: February 19, 2015	By:	/s/ Suzanne L. Niemeyer
	Name:	Suzanne L. Niemeyer
	Title:	Managing Director, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of EisnerAmper LLP (filed herewith).

99.1	Audited consolidated financial statements of Folio Dymanics Holdings, Inc. and Subsidiaries as of and for the year ended December 31, 2013 and accompanying Report of EisnerAmper LLP (incorporated by reference to Exhibit 99.1 to Actua’s Current Report on Form 8-K/A filed on January 20, 2015 (File No. 001-16249)).

99.2	Unaudited consolidated financial statements of Folio Dymanics Holdings, Inc. and Subsidiaries as of June 30, 2014 and for the six months ended June 30, 2014 and 2013 (incorporated by reference to Exhibit 99.2 to Actua’s Current Report on Form 8-K/A filed on January 20, 2015 (File No. 001-16249)).

99.3	Unaudited pro forma combined financial statements and explanatory notes for Actua Corporation as of June 30, 2014, for the six months ended June 30, 2014 and for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.3 to Actua’s Current Report on Form 8-K/A filed on January 20, 2015 (File No. 001-16249)).